SNAP-ON INCORPORATED

                      SHARE AND PERFORMANCE AWARD AGREEMENT

     THIS AGREEMENT ("Agreement") is made and entered into as of March 14, 2003 by and between SNAP-ON INCORPORATED, a Delaware corporation (the "Company"), and _________, an employee of the Company or of a subsidiary of the Company (the "Key Employee").

                              W I T N E S S E T H :

     WHEREAS, the Organization and Executive Compensation Committee of the Board of Directors of the Company (such committee, whether acting as such or through the ad hoc committee of the Board to which such committee delegated its authority in connection with this Agreement, the "Committee"), by actions of the Committee on January 24, 2003, approved the grant (the "Grant") to the Key Employee of _______ (the "Grant Number") shares of the Company's common stock ("Common Stock") and the opportunity to receive cash in respect of performance units ("Performance Units") pursuant to the Company's 2001 Incentive Stock and Awards Plan (the "Awards Plan"), to be effective March 14, 2003;

     WHEREAS, in accordance with the terms of the Grant, the Key Employee elected to not defer receipt of the percentage, if any, set forth on the signature page hereto of the Grant Number (the "Share Delivery Percentage") and the percentage, if any, set forth on the signature page hereto of the cash that may be received in respect of the Performance Units subject to the Grant (the "Cash Delivery Percentage") by executing an Election to Defer Compensation (the "Deferral Election") or by choosing not to execute a Deferral Election; and

     WHEREAS, the Grant contemplated that the Grant will also be subject to the terms of an award agreement, the form of which is to be determined by the Company, and this Agreement is intended to serve as the additional agreement that the Grant contemplated.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

1. Restricted Shares. Subject to the terms and conditions set forth herein, as of March 14, 2003, the Company hereby awards to the Key Employee a number of shares of Common Stock (the "Restricted Shares") equal to the product of the Grant Number multiplied by the Share Delivery Percentage which shall be subject to vesting and forfeiture as set forth below. Except as otherwise provided herein, no Restricted Share may be sold, transferred or otherwise alienated or hypothecated until such Restricted Share vests as provided herein.

2.   Escrow.

     (a) The Company shall cause certificates for Restricted Shares to be issued as soon as practicable in the name of the Key Employee, but the Company, as escrow agent, shall hold such shares in escrow. Upon issuance of such certificates, (i) the

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

          Company shall give the Key Employee a receipt for the Restricted Shares held in escrow which will state that the Company holds such Restricted Shares in escrow for the account of the Key Employee, subject to the terms of this Agreement, and (ii) the Key Employee shall give the Company a stock power for such Restricted Shares duly endorsed in blank which will be held in escrow for use in the event such Restricted Shares are forfeited in whole or in part.

     (b) Unless theretofore forfeited as provided herein, Restricted Shares and any other property held in escrow pursuant to this Agreement shall cease to be held in escrow, and the Company shall release such certificates for such Restricted Shares, and any related property held in escrow (without interest), to the Key Employee, or in the case of his death, to his Beneficiary (as hereinafter defined) when such Restricted Shares vest as provided herein at which time such shares shall be freely transferable by the Key Employee or his Beneficiary.

     (c) Restricted Shares and any other property held in escrow pursuant to this Agreement shall cease to be held in escrow, and the Company may assume possession thereof in its own right, when the Key Employee forfeits such Restricted Shares as provided herein.

3. Vesting and Forfeiture Based on Performance. Subject to the terms and conditions set forth herein,

     (a) Vesting of the Restricted Shares and payment in respect of Performance Units is dependent upon performance relative to revenue growth and RONAEBIT goals during fiscal 2003, fiscal 2004 and fiscal 2005. The threshold, target and maximum goals for revenue growth and RONAEBIT during fiscal 2003, fiscal 2004 and fiscal 2005 are as shown on
          Exhibit 1, and the Restricted Shares will vest, and the Performance Units will be earned, in accordance with the vesting matrix attached hereto as Exhibit 1 based on actual performance of the Company relative to the goals subject to the terms attached hereto as Exhibit
          2. As soon as practicable after the Company's audited financial statements for fiscal 2003, fiscal 2004 and fiscal 2005 are available to the Committee, the Committee shall calculate the Company's revenue growth and RONAEBIT data for such years in accordance with the terms attached hereto as Exhibit 2. The Committee shall then plot the revenue growth and RONAEBIT data on the vesting matrix. The resulting position on the matrix shall determine the percentage of the Restricted Shares that will vest and the number of Performance Units that the Key Employee will earn as set forth below. In the course of calculating the Company's revenue growth and RONAEBIT data and plotting the revenue growth and RONAEBIT data on the vesting matrix, the Committee shall have the discretion to take action in light of the effects of Special Charges (as defined on Exhibit 1) that reduces the resulting percentage in such manner and to such extent as the Committee determines in its sole discretion. However, the Committee shall have no discretion to take into account the effects of Special Charges in a manner that increases the resulting percentage. The Company shall promptly communicate this information to the Key Employee.

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

     (b) Unless the Key Employee has previously forfeited such Restricted Shares, if the position on the matrix reflects a percentage greater than zero and less than or equal to 100%, then the number of Restricted Shares that shall vest shall be equal to the product of such percentage, the Grant Number and the Share Delivery Percentage, and if the position on the matrix reflects a percentage greater than 100%, then the number of Restricted Shares that shall vest shall be equal to the product of the Grant Number and the Share Delivery Percentage. Upon the Committee's determination as provided above, the Key Employee will forfeit the Restricted Shares that do not vest.

     (c) Unless the Key Employee has previously forfeited the right to earn Performance Units, if the position on the matrix reflects a percentage greater than 100%, then the Key Employee will receive cash in respect of a number of Performance Units equal to the product of the percentage in excess of 100%, but not greater than 50%, multiplied by the Grant Number and multiplied by the Cash Delivery Percentage. The amount of the cash payment for each Performance Unit will be the fair market value of a share of the Company's common stock on March 14, 2003.

4. Forfeiture Based on Employment Status. Subject to the terms and conditions set forth herein,

     (a) In addition to any rights of the Company under Section 5, the Key Employee will forfeit any Restricted Shares or any rights associated with Performance Units as to which the Committee has not made its vesting determination under Section 3 and not otherwise vested under
          Section 6 if the Key Employee's employment with the Company or its subsidiaries is terminated for any reason prior to such determination unless in the case of termination by the Company or a subsidiary the Committee determines, on such terms and conditions, if any, as the Committee may impose, that there may nonetheless be vesting of all or a portion of the award at the time of such determination or at any other time. Absence of the Key Employee on leave approved by a duly elected officer of the Company, other than the Key Employee, shall not be considered a termination of employment during the period of such leave.

     (b) Notwithstanding the foregoing, in the case of termination of employment as a result of death, Disability (as defined below) or Retirement (as defined below), the Share Delivery Percentage of the Grant will vest, and the Key Employee's entitlement to cash in respect of Performance Units will be determined, based upon the Company's actual performance relative to the revenue growth and RONAEBIT goals over the full performance period, but in lieu of the amounts under
          Section 3(b) and (c), the respective amounts, if any, determined under those subsections shall be reduced by multiplying such amounts by a fraction representing the portion of the two-year period that elapsed before the termination of the Key Employee's employment.

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

     (c) Whether or not a divestiture of a subsidiary, division or other business unit (including through the formation of a joint venture) results in termination of employment with the Company and its subsidiaries will be at the discretion of the Committee, which discretion the Committee may exercise on a case by case basis.

     (d)  As used herein,

          (i) "Disability" means a medically-determinable physical or mental condition that is expected to be permanent and that results in the Key Employee being unable to perform one or more of the essential duties of the Key Employee's occupation or a reasonable alternative offered by the Company or its subsidiaries, all as determined by the Committee or any successor to such committee that administers the Awards Plan (as the same may be amended).

          (ii) "Retirement" means termination of employment from the Company and its subsidiaries on or after satisfying the early or normal retirement age and service conditions specified in the retirement policy or retirement plan of the Company or one of its subsidiaries applicable to such Key Employee as in effect at the time of such termination.

5.   Detrimental Activity.

     (a) Activity During Employment. If, prior to termination of the Key Employee's employment with the Company or during the one-year period following termination of the Key Employee's employment with the Company, the Company becomes aware that, prior to termination, the Key Employee had engaged in detrimental activity, then the Committee in its sole discretion, for purposes of this Agreement, may characterize or recharacterize termination of the Key Employee's employment as a termination to which this Section 5 applies and may determine or redetermine the date of such termination, and the Key Employee's rights with respect to the Grant shall be determined in accordance with the Committee's determination.

     (b) Activity Following Termination. If, within the three-month period following the Key Employee's termination of employment with the Company, the Company becomes aware that the Key Employee has engaged in detrimental activity subsequent to termination, then the Key Employee's rights with respect to the Grant shall be determined in accordance with any determination by the Committee under this Section 5.

     (c) Remedies. If the Key Employee has engaged in detrimental activity as described in subsections (a) and (b), then the Committee may, in its discretion, declare that the Key Employee has forfeited the Grant in whole or in part and cause the Company to assume possession of any or all property held in escrow in respect of the Grant in its own right and/or cause the Key Employee to return any cash or property actually realized by the Key Employee (directly or indirectly) in respect of the Grant, in each case whether or not the Committee has made a vesting determination under Section 3 in respect thereof before or after the date the Key Employee engaged in the detrimental activity or before or after the date of termination as determined or redetermined under subsection (a).

     (d) Allegations of Activity. If an allegation of detrimental activity by the Key Employee is made to the Committee, then the Committee may suspend the Key Employee's rights in respect of the Grant to permit the investigation of such allegation.

     (e) Definition of "Detrimental Activity." For purposes of this Agreement, "detrimental activity" means activity that is determined by the Committee in its sole discretion to be detrimental to the interests of the Company or any of its subsidiaries, including but not limited to situations where the Key Employee (i) divulges trade secrets of the Company, proprietary data or other confidential information relating to the Company or to the business of the Company or any subsidiaries,
          (ii) enters into employment with a competitor under circumstances suggesting that the Key Employee will be using unique or special knowledge gained as an employee of the Company to compete with the Company, (iii) uses information obtained during the course of his prior employment with the Company for his own purposes, such as for the solicitation of business and competition with the Company, (iv) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (v) takes any action that harms the business interests, reputation or goodwill of the Company and/or its subsidiaries.

6. Change in Control. In the event of a "Change of Control" (as defined in the Awards Plan) prior to the Committee's determination under Section 3(a),

     (a) Any unvested Restricted Shares shall be treated as provided in the Awards Plan, unless the Key Employee has previously forfeited such Restricted Shares; and

     (b) Notwithstanding their treatment under the terms of the Awards Plan, the Company will immediately make payment in respect of the number of Performance Units multiplied by the Cash Delivery Percentage assuming performance at maximum levels for the entire period.

7.   Voting Rights; Dividends and Other Distributions.

     (a) While the Restricted Shares are subject to restrictions under Section 1 and prior to any forfeiture thereof, the Key Employee may exercise full voting rights for the Restricted Shares registered in his name and held in escrow hereunder.

     (b) A Key Employee shall have no voting rights with respect to the Performance Units.

     (c)  While the Restricted Shares are subject to the restrictions under
          Section 1 and prior to any forfeiture thereof, all dividends and other distributions paid with

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

          respect to the Restricted Shares shall be held in escrow pursuant to
          Section 2 and shall be subject to the same restrictions as the Restricted Shares with respect to which they were paid.

     (d)  There shall be no dividend right associated with the Performance
          Units.

     (e) Subject to the provisions of this Agreement, the Key Employee shall have, with respect to the Restricted Shares, all other rights of holders of Common Stock.

8.   Tax Withholding; Repurchase.

     (a) It shall be a condition of the obligation of the Company to issue or release from escrow Restricted Shares to the Key Employee or the Beneficiary, and the Key Employee agrees, that the Key Employee shall pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the award or as a result of the vesting hereunder or shall provide evidence satisfactory to the Company that the Company has no liability to withhold. The Company may withhold from cash payable in respect of Performance Units such amount as may be determined by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of such payment.

     (b) At each time the Company is obligated to issue or release from escrow Restricted Shares to the Key Employee or the Beneficiary, the Key Employee or the Beneficiary, as the case may be, may elect to have the Company repurchase up to 40% of the Restricted Shares to be so issued or released at a price equal to the Fair Market Value (as defined below) on the Tax Date (as defined below). The election must be delivered to the Company within 30 days after the Tax Date. If the number of shares so determined shall include a fractional share, then the Company shall not be obligated to repurchase such fractional share. All elections shall be made in a form acceptable to the Company. As used herein, (i) "Tax Date" means the date on which the Key Employee must include in his gross income tax purposes the fair market value of the Restricted Shares and (ii) "Fair Market Value" means the per share closing price on the date in question in the principal market in which the Common Stock is then traded or, if no sales of Common Stock have taken place on such date, the closing price on the most recent date on which selling prices were quoted.

9.   Beneficiary.

     (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor that the Key Employee designates in accordance herewith (the person who is the Key Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive the Restricted Shares that vest and the Performance Units that are earned following the death of the Key Employee. The Key Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation that the Committee receives shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Key Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of the Key Employee's death, or if no designated Beneficiary survives the Key Employee or if such designation conflicts with law, then the Key Employee's estate shall be entitled to receive the Restricted Shares that vest and the Performance Units that are earned following the death of the Key Employee. If the Committee is in doubt as to the right of any person to receive such Restricted Shares and/or Performance Units, then the Company may retain such Restricted Shares and the cash payment associated with the Performance Units, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Shares and the cash payment associated with the Performance Units to any court of appropriate jurisdiction, and such delivery shall be a complete discharge of the liability of the Company therefor.

10. Adjustments in Event of Change in Stock. In the event of any reclassification, subdivision or combination of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other event which could, in the judgment of the Committee, distort the implementation of the Grant or the realization of its objectives, the Committee may make such adjustments in the Grant Number and the number of Restricted Shares under this Agreement, or in the terms, conditions or restrictions of this Agreement, as the Committee deems equitable; provided that in the absence of express action by the Committee, adjustments that apply generally to Restricted Shares granted under the Awards Plan shall apply automatically to the Restricted Shares under this Agreement.

11. Powers of the Company Not Affected. The existence of the Grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Common Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of the Company or interfere with or limit in any way the right of the Company to terminate the Key Employee's employment at any time.

12. Certificate Legend. Each certificate for Restricted Shares shall bear the following legend:

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

          The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the Restricted Stock Award Agreement between Snap-on Incorporated and the registered owner hereof. A copy of such Agreement may be obtained from the Secretary of Snap-on Incorporated.

     When the restrictions imposed by Section 1 terminate, the Key Employee shall be entitled to have the foregoing legend removed from the certificates representing such Restricted Shares.

13. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement that may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Awards Plan and any determination made by the Committee under this Agreement or such plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive.

14.  Miscellaneous.

     (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

     (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

     (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

     (d) Any notice, filing or delivery hereunder or with respect to the Grant shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 10801 Corporate Drive, Kenosha, Wisconsin 53142, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

     (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Key Employee, the Beneficiary and the personal representative(s) and heirs of the Key Employee, except that the Key Employee may not transfer any interest in any Restricted Shares prior to the release of the restrictions imposed by Section 1.



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     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Key Employee has hereunto affixed his hand, all on the day and year set forth above.

                                        SNAP-ON INCORPORATED



                                        By:
                                           -------------------------------------
                                        Title:

                                        Key Employee:




                                        ----------------------------------------

                                        Beneficiary:
                                                    ----------------------------

                                        Address of Beneficiary:


                                        ----------------------------------------


                                        ----------------------------------------


                                        Beneficiary Tax Identification

                                        No.
                                           -------------------------------------

                                        Share Delivery Percentage:
                                                                  --------------

                                        Cash Delivery Percentage:
                                                                 ---------------




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                                                                       Exhibit 2

1. "RONAEBIT" for purposes of the vesting matrix means a fraction expressed as a percentage where (i) the numerator is earnings from continuing operations before income taxes (including net finance income) plus interest expense less other income (expense) - net (i.e., less other income plus other expense) plus Special Charges (as defined below) and (ii) the denominator is average net assets employed. "Net assets employed" means total assets minus cash and cash equivalents and minus all liabilities excluding short-term and long-term debt. "Average net assets employed" for a period means the average of net assets employed at the end of the immediately preceding fiscal period and at the end of each fiscal month during the period as reflected in the Company's final consolidated balance sheet for the month that is prepared as part of the financial statements used in the preparation of the Company's externally reported financial statements.

2. RONAEBIT for purposes of the vesting matrix will be calculated based upon the amount described in (a)(i) for the period consisting of fiscal 2003, fiscal 2004 and fiscal 2005 and average net assets employed for the same period.

3. Revenue growth for purposes of the vesting matrix will be calculated by comparing the Company's consolidated net sales for fiscal 2005 with the net sales amounts set forth on the matrix.

4. The amount of each component of a calculation will be determined by reference to the Company's audited financial statements for the year(s) in question or the notes thereto to the extent reflected therein and, if not reflected therein, by reference to the Company's unaudited financial statements or the notes thereto contained in the Company's periodic reports filed with the Securities and Exchange Commission to the extent reflected therein and, if not reflected therein, by reference to the Company's publicly disclosed earnings release for the relevant period and, if not reflected therein, by reference to the Company's final consolidated balance sheet for the month that is prepared as part of the financial statements used in the preparation of the Company's externally reported financial statements.

5.   There is graduated, proportionate vesting between points on the matrix.

6. Except to the extent that considering any such charge would cause an award to fail to qualify for the performance-based exception under Section 162(m) of the Internal Revenue Code and except to the extent that the committee of the Board that the Board has established to assist in the administration of the Plan (the "Ad Hoc Committee") in its sole discretion determines that a charge or other expense that would otherwise qualify as a Special Charge shall not be considered a Special Charge, "Special Charges" consist of restructuring reserve charges, non-recurring charges and non-comparable charges. Restructuring reserve charges include those costs that can be accrued in accordance with GAAP at the time a restructuring plan is adopted. Non-recurring charges consist of restructuring related charges such as the write-off of inventory or transition costs that are incurred as a result of a restructuring plan and will benefit future operations, as well as non-restructuring related charges that are considered non-recurring in nature. Non-comparable charges consist of costs that do not qualify for restructuring reserve or non-recurring charge treatment but are considered one-time, unusual charges and are reflected as such in the Company's publicly disclosed earnings release for the relevant period. To the extent terms used above have meanings under U.S. GAAP, such meanings shall control.

7. Except to the extent that doing so would cause an award to fail to qualify for the performance-based exception under Section 162(m) of the Internal Revenue Code, the threshold, target and maximum goals for revenue growth and RONAEBIT will be adjusted upward or downward as appropriate to eliminate the effects of acquisitions and divestitures subject to the following.

     (a) There will be adjustments only where there is an acquisition or divestiture (or a combination of multiple acquisitions or divestitures) of a subsidiary, division or other business unit that had revenues during its last full fiscal year equal to 1% or more of the Company's budgeted consolidated net sales during the year the acquisition or divestiture occurs as reflected in the Company's overall final budget as of the commencement of the year as presented to the Company's Board of Directors at its January meeting (the "Final Budget").

     (b) Adjustments to Revenue Goals. If an acquisition occurs in 2003 or 2004, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix upward by an amount that is at least equal to the projected revenue for the acquired business in 2005 as reflected in the financial projections for the acquired business used as the basis for approval of the Company's acquisition purchase price decision by the Company's Board of Directors or the highest authority within the Company approving that decision (the "Pricing Projections"). If an acquisition occurs in 2005, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix upward by an amount that is at least equal to the projected revenue for the acquired business in 2005, as reflected in the Pricing Projections for the acquired business, multiplied by a fraction representing the portion of fiscal 2005 occurring after the acquisition. If a divestiture occurs in 2003 or 2004, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix downward by an amount that is no greater than the budgeted revenue for the divested business in 2005 as reflected in the Final Budget as of the commencement of fiscal year in which the divestiture occurred. If a divestiture occurs in 2005, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix downward on a pro rata basis by an amount that is no greater than the budgeted revenue for the divested business in 2005, as reflected in the Final Budget as of the commencement of fiscal 2005, multiplied by a fraction representing the portion of fiscal 2005 occurring after the divestiture.

     (c) Adjustments to RONAEBIT Goals. If there is an acquisition or divestiture, then the RONAEBIT percentages on the vesting matrix will be recalculated by dividing the adjusted EBIT by the adjusted net assets (on an annualized basis). The Company's unadjusted EBIT will be estimated as an amount equal to the product obtained by multiplying the net assets as of the close of fiscal 2002 by the RONAEBIT percentage on the vesting matrix.

          For an acquisition, the Company's unadjusted EBIT will be adjusted upward by an amount determined by the Ad Hoc Committee that is at least equal to the projected EBIT for the acquired business for the remaining term of the plan cycle, as reflected in the Pricing Projections for the acquired business, divided by the total number of years in the plan cycle. For an acquisition, the Company's net assets as of the close of fiscal 2002 will be adjusted upward by an amount determined by the Ad Hoc Committee that is no greater than the projected average net assets of the acquired business for the remaining term of the plan cycle, as reflected in the Pricing Projections for the acquired business, multiplied by the number of months remaining in the plan cycle and divided by the total number of months in the plan cycle.

          For a divestiture, the Company's unadjusted EBIT will be adjusted downward by an amount determined by the Ad Hoc Committee that is no greater than the budgeted EBIT for the divested business for the year in which the divestiture occurs as reflected in the Final Budget as of the commencement of such year multiplied by the number of months remaining in the plan cycle divided by the total number of months in the plan cycle. For a divestiture, the Company's net assets as of the close of fiscal 2002 will be adjusted downward by an amount determined by the Ad Hoc Committee that is at least equal to the budgeted net assets for the divested business for the year in which the divestiture occurs as reflected in the Final Budget as of the commencement of such year multiplied by the number of months remaining in the plan cycle divided by the total number of months in the plan cycle.

                              SNAP-ON INCORPORATED

                 DEFERRED SHARE AND PERFORMANCE AWARD AGREEMENT

     THIS AGREEMENT ("Agreement") is made and entered into as of March 14, 2003 by and between SNAP-ON INCORPORATED, a Delaware corporation (the "Company"), and _________, an employee of the Company or a subsidiary of the Company (the "Key Employee").

                              W I T N E S S E T H :

     WHEREAS, the Organization and Executive Compensation Committee of the Board of Directors of the Company (such committee, whether acting as such or through the ad hoc committee of the Board to which such committee delegated its authority in connection with this Agreement, the "Committee"), by actions of the Committee on January 24, 2003, approved the grant (the "Grant") to the Key Employee of _____ (the "Grant Number") shares of the Company's common stock ("Common Stock") and the opportunity to receive cash in respect of performance units ("Performance Units") pursuant to the Company's 2001 Incentive Stock and Awards Plan (the "Awards Plan"), to be effective March 14, 2003;

     WHEREAS, in accordance with the terms of the Grant, the Key Employee elected to defer receipt of the percentage set forth on the signature page hereto of the Grant Number (the "Share Deferral Percentage") and the percentage set forth on the signature page hereto of the cash that may be received in respect of the Performance Units subject to the Grant (the "Cash Deferral Percentage") by executing an Election to Defer Compensation (the "Deferral Election") prior to the Grant's effective date, which the Company countersigned prior to such date;

     WHEREAS, the Deferral Election provides that the Grant will also be subject to the terms of a "Deferred Award Agreement," the form of which is to be determined by the Company, and this Agreement is intended to serve as the additional agreement that the Deferral Election contemplated; and

     WHEREAS, the Company has in effect the Snap-on Incorporated Deferred Compensation Plan, as amended (the "Deferral Plan").

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

1.   Share Units. Subject to the terms and conditions set forth herein,

     (a) As of March 14, 2003, the Company shall establish and maintain bookkeeping accounts for the Key Employee relating to the Grant under the Deferral Plan consisting of a "Cash Account" and a "Share Account."

     (b) As of March 14, 2003, there shall be credited to the Share Account a number of Share Units (as defined in the Deferral Plan) equal to the product of the Grant Number multiplied by the Share Deferral

          Percentage. From and after the time of such credit, the Key Employee shall have the rights afforded under the Deferral Plan in respect of Share Units so credited, except that such Share Units shall be subject to vesting and forfeiture as set forth below.

2. Vesting and Forfeiture Based on Performance. Subject to the terms and conditions set forth herein,

     (a) Vesting of the Share Units and payment in respect of Performance Units is dependent upon performance relative to revenue growth and RONAEBIT goals during fiscal 2003, fiscal 2004 and fiscal 2005. The threshold, target and maximum goals for revenue growth and RONAEBIT during fiscal 2003, fiscal 2004 and fiscal 2005 are as shown on Exhibit 1, and the Share Units will vest, and the Performance Units will be earned, in accordance with the vesting matrix attached hereto as Exhibit 1 based on actual performance of the Company relative to the goals subject to the terms attached hereto as Exhibit 2. As soon as practicable after the Company's audited financial statements for fiscal 2003, fiscal 2004 and fiscal 2005 are available to the Committee, the Committee shall calculate the Company's revenue growth and RONAEBIT data for such years in accordance with the terms attached hereto as Exhibit 2. The Committee shall then plot the revenue growth and RONAEBIT data on the vesting matrix. The resulting position on the matrix shall determine the percentage of the Share Units that will vest and the number of Performance Units that the Key Employee will earn as set forth below. In the course of calculating the Company's revenue growth and RONAEBIT data and plotting the revenue growth and RONAEBIT data on the vesting matrix, the Committee shall have the discretion to take action in light of the effects of Special Charges (as defined on Exhibit 1) that reduces the resulting percentage in such manner and to such extent as the Committee determines in its sole discretion. However, the Committee shall have no discretion to take into account the effects of Special Charges in a manner that increases the resulting percentage. The Company shall promptly communicate this information to the Key Employee.

     (b) Unless the Key Employee has previously forfeited such Share Units, if the position on the matrix reflects a percentage greater than zero and less than or equal to 100%, then the number of Share Units that shall vest shall be equal to the product of such percentage, the Grant Number and the Share Deferral Percentage, and if the position on the matrix reflects a percentage greater than 100%, then the number of Share Units that shall vest shall be equal to the product of the Grant Number and the Share Deferral Percentage. Upon the Committee's determination as provided above, the Key Employee will forfeit Share Units in an amount equal to that portion of the product of the Grant Number and the Share Deferral Percentage that does not vest.

     (c) Unless the Key Employee has previously forfeited the right to earn Performance Units, if the position on the matrix reflects a percentage greater than 100%, then the Key Employee will receive a credit to the Cash Account, pursuant to Section 6.1(a) of the Deferral Plan, in respect of a number of Performance Units equal to the product of the percentage in excess of 100%, but not greater than 50%, multiplied by the Grant Number and multiplied by the Cash Deferral Percentage. The amount of the credit to the Cash Account for each Performance Unit will be the fair market value of a share of the Company's common stock on March 14, 2003.

3. Forfeiture Based on Employment Status. Subject to the terms and conditions set forth herein,

     (a) In addition to any rights of the Company under Section 9, the Key Employee will forfeit any Share Units or any rights associated with the Performance Units as to which the Committee has not made its vesting determination under Section 2 and not otherwise vested under
          Section 11 if the Key Employee's employment with the Company or its subsidiaries is terminated for any reason prior to such determination unless in the case of termination by the Company or a subsidiary the Committee determines, on such terms and conditions, if any, as the Committee may impose, that there may nonetheless be vesting of all or a portion of the award at the time of such determination or at any other time. Absence of the Key Employee on leave approved by a duly elected officer of the Company, other than the Key Employee, shall not be considered a termination of employment during the period of such leave.

     (b) Notwithstanding the foregoing, in the case of termination of employment as a result of death, Disability (as defined below) or Retirement (as defined below), the Share Deferral Percentage of the Grant will vest, and the Key Employee's entitlement to receive a credit to the Cash Account in respect of Performance Units will be determined, based upon the Company's actual performance relative to the revenue growth and RONAEBIT goals over the full performance period, but in lieu of the amounts under Section 2(b) and (c), the respective amounts, if any, determined under those subsections shall be reduced by multiplying such amounts by a fraction representing the portion of the two-year period that elapsed before the termination of the Key Employee's employment.

     (c) Whether or not a divestiture of a subsidiary, division or other business unit (including through the formation of a joint venture) results in termination of employment with the Company and its subsidiaries will be at the discretion of the Committee, which discretion the Committee may exercise on a case by case basis.

     (d)  As used herein,

          (i) "Disability" means a medically-determinable physical or mental condition that is expected to be permanent and that results in the Key Employee being unable to perform one or more of the essential duties of the Key Employee's occupation or a reasonable alternative offered by the Company or its subsidiaries, all as determined by the Committee or any successor to such committee that administers the Awards Plan (as the same may be amended).

          (ii) "Retirement" means termination of employment from the Company and its subsidiaries on or after satisfying the early or normal retirement age and service conditions specified in the retirement policy or retirement plan of the Company or one of its subsidiaries applicable to such Key Employee as in effect at the time of such termination.

4. Dividends. Dividends on the Common Stock will result in a credit to the Cash Account pursuant to Section 6.4 of the Deferral Plan. However, the Key Employee will forfeit such credit and any related Growth Increments (as defined in the Deferral Plan) upon any forfeiture of the related Share Units.

5. No Conversion. While Section 6.5 of the Deferral Plan would otherwise allow the Key Employee to convert Share Units into a cash amount to be credited to the Cash Account, the Key Employee shall not have any right under
     Section 6.5 of the Deferral Plan to convert all or a portion of any unvested Share Units into an amount to be credited to the Cash Account. Further, while Section 6.3(a) of the Deferral Plan would otherwise allow the Key Employee to convert all or a portion of any amount credited to the Cash Account into an amount to be credited to the Share Account, the Key Employee shall not have any right under Section 6.3(a) of the Deferral Plan to convert all or a portion of any amount credited to the Cash Account in respect of unvested Share Units into an amount to be credited to the Share Account.

6. Deferral Period. The deferral period with respect to the Grant for purposes of Section 4.2 of the Deferral Plan shall extend until the payment commencement date set forth in the Deferral Election.

7. Manner of Payment. Deferred amounts shall be paid in a lump sum or in installments in accordance with the Deferral Election.

8. Changes in Deferral Period and Manner of Payment. The Key Employee may change the manner in which the deferred amount will be paid and/or delay the date such payments are to commence by written election made in accordance with the Deferral Plan.

9.   Detrimental Activity.

     (a) Activity During Employment. If, prior to termination of the Key Employee's employment with the Company or during the one-year period following termination of the Key Employee's employment with the Company, the Company becomes aware that, prior to termination, the Key Employee had engaged in detrimental activity, then the Committee in its sole discretion, for purposes of this Agreement, may characterize or recharacterize termination of the Key Employee's employment as a termination to which this Section 9 applies and may determine or redetermine the date of such termination, and the Key Employee's rights with respect to the Grant shall be determined in accordance with the Committee's determination.

     (b) Activity Following Termination. If, within the three-month period following the Key Employee's termination of employment with the Company, the Company becomes aware that the Key Employee has engaged in detrimental activity subsequent to termination, then the Key Employee's rights with respect to the Grant shall be determined in accordance with any determination by the Committee under this Section 9.

     (c) Remedies. If the Key Employee has engaged in detrimental activity as described in subsections (a) and (b), then the Committee may, in its discretion, cancel any (or all) amounts credited to the Key Employee's Share Account and/or Cash Account in respect of the Grant and/or cause the Key Employee to return any cash or property actually realized by the Key Employee (directly or indirectly) in respect of the Grant, in each case whether or not the Committee has made a vesting determination under Section 2 in respect thereof before or after the date the Key Employee engaged in the detrimental activity or before or after the date of termination as determined or redetermined under subsection (a).

     (d) Allegations of Activity. If an allegation of detrimental activity by the Key Employee is made to the Committee, then the Committee may suspend the Key Employee's rights in respect of the Grant to permit the investigation of such allegation.

     (e) Definition of "Detrimental Activity." For purposes of this Agreement, "detrimental activity" means activity that is determined by the Committee in its sole discretion to be detrimental to the interests of the Company or any of its subsidiaries, including but not limited to situations where the Key Employee (i) divulges trade secrets of the Company, proprietary data or other confidential information relating to the Company or to the business of the Company or any subsidiaries,
          (ii) enters into employment with a competitor under circumstances suggesting that the Key Employee will be using unique or special knowledge gained as an employee of the Company to compete with the Company, (iii) uses information obtained during the course of his prior employment with the Company for his own purposes, such as for the solicitation of business and competition with the Company, (iv) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (v) takes any action that harms the business interests, reputation or goodwill of the Company and/or its subsidiaries.

10. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary," if any, shall be the beneficiary of the Key Employee designated pursuant to Section 8 of the Deferral Plan.

11. Change in Control. In the event of a "Change of Control" (as defined in the Awards Plan) prior to the Committee's determination under Section 2(a),

     (a) Any unvested Share Units shall immediately vest in full, unless the Key Employee has previously forfeited such Share Units; and

     (b) Notwithstanding their treatment under the terms of the Awards Plan, the Company will immediately make a credit to the Cash Account in respect of a number of Performance Units multiplied by the Cash Deferral Percentage assuming performance at maximum levels for the entire period unless the Key Employee has previously forfeited the right to earn Performance Units.

     In each case, the Key Employee shall be entitled to payments in respect of such amounts in accordance with Section 17.2 of the Deferral Plan.

12. Voting Rights. Until such time, if any, as certificates representing shares of Common Stock are delivered to the Key Employee in accordance with the Deferral Plan, the Key Employee shall have no voting rights in respect of the Share Units.

13. Tax Withholding. The Company and the Key Employee shall have rights with respect to tax withholding as set forth in Section 14 of the Deferral Plan. Without limitation, the Company shall be entitled to withhold any taxes due and payable in accordance with Section 3121(v) of the Internal Revenue Code from any payments due to the Key Employee.

14. Adjustments in Event of Change in Common Stock. In the event of any reclassification, subdivision or combination of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other event which could, in the judgment of the Committee, distort the implementation of the Grant or the realization of its objectives, the Committee may make such adjustments in the Grant Number and the number of Share Units under this Agreement, or in the terms, conditions or restrictions of this Agreement, as the Committee deems equitable; provided that in the absence of express action by the Committee, adjustments that apply generally to Share Units credited under the Deferral Plan shall apply automatically to the number of Share Units under this Agreement.

15. Powers of the Company Not Affected. The existence of the Grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Common Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of the Company or interfere with or limit in any way the right of the Company to terminate the Key Employee's employment at any time.

16. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement that may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement, the Awards Plan or the Deferral Plan and any determination made by the

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

     Committee under this Agreement or such plans may be made in the sole discretion of the Committee and shall be final, binding, and conclusive.

17.  Miscellaneous.

     (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

     (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

     (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

     (d) Any notice, filing or delivery hereunder or with respect to the Grant shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 10801 Corporate Drive, Kenosha, Wisconsin 53142, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

     (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Key Employee, his beneficiary and the personal representative(s) and heirs of the Key Employee.

18.  Deferral Matters.

     (a) The Key Employee understands that (i) as a result of this Agreement, no restricted stock, cash or other property will be deliverable to the Key Employee in respect of the Share Deferral Percentage of the Grant Number or the Cash Deferral Percentage of the cash that may be received in respect of the Performance Units subject to the Grant until the date identified pursuant to Section 6, and (ii) all amounts deferred pursuant to this Agreement shall be reflected in an unfunded account established for the Key Employee by the Company, payment of the Company's obligation will be from general funds, and no special assets (stock, cash or otherwise) have been or will be set aside as security for this obligation.

     (b) The Key Employee understands and agrees that the Key Employee's rights to payments hereunder are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by the Key Employee's creditors or the creditors of his beneficiaries, whether by operation of law or otherwise, and any attempted sale, transfer, assignment, pledge, or encumbrance with respect to such payment shall be null and void, and shall be without legal effect and shall not be recognized by the Company.

     (c) The Key Employee understands and agrees that his right to receive payments hereunder is that of a general, unsecured creditor of the Company, and that this Agreement constitutes a mere promise by the Company to pay such benefits in the future. Further, it is the intention of the parties hereto that the arrangements hereunder be unfunded for tax purposes and for purposes of Title I of ERISA.

     (d) The Key Employee acknowledges that there will be no matching credit under Section 5 of the Deferral Plan in respect of compensation deferred under this Agreement.

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     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Key Employee has hereunto affixed his hand, all on the day and year set forth above.

                                        SNAP-ON INCORPORATED


                                        By:
                                           -------------------------------------
                                        Title:

                                        Key Employee:


                                        ----------------------------------------


                                        Beneficiary:
                                                    ----------------------------

                                        Address of Beneficiary:


                                        ----------------------------------------


                                        ----------------------------------------

                                        Beneficiary Tax Identification

                                        No.
                                           -------------------------------------

                                        Share Deferral Percentage:
                                                                  --------------

                                        Cash Deferral Percentage:
                                                                 ---------------

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                                                                       Exhibit 2

1. "RONAEBIT" for purposes of the vesting matrix means a fraction expressed as a percentage where (i) the numerator is earnings from continuing operations before income taxes (including net finance income) plus interest expense less other income (expense) - net (i.e., less other income plus other expense) plus Special Charges (as defined below) and (ii) the denominator is average net assets employed. "Net assets employed" means total assets minus cash and cash equivalents and minus all liabilities excluding short-term and long-term debt. "Average net assets employed" for a period means the average of net assets employed at the end of the immediately preceding fiscal period and at the end of each fiscal month during the period as reflected in the Company's final consolidated balance sheet for the month that is prepared as part of the financial statements used in the preparation of the Company's externally reported financial statements.

2. RONAEBIT for purposes of the vesting matrix will be calculated based upon the amount described in (a)(i) for the period consisting of fiscal 2003, fiscal 2004 and fiscal 2005 and average net assets employed for the same period.

3. Revenue growth for purposes of the vesting matrix will be calculated by comparing the Company's consolidated net sales for fiscal 2005 with the net sales amounts set forth on the matrix.

4. The amount of each component of a calculation will be determined by reference to the Company's audited financial statements for the year(s) in question or the notes thereto to the extent reflected therein and, if not reflected therein, by reference to the Company's unaudited financial statements or the notes thereto contained in the Company's periodic reports filed with the Securities and Exchange Commission to the extent reflected therein and, if not reflected therein, by reference to the Company's publicly disclosed earnings release for the relevant period and, if not reflected therein, by reference to the Company's final consolidated balance sheet for the month that is prepared as part of the financial statements used in the preparation of the Company's externally reported financial statements.

5.   There is graduated, proportionate vesting between points on the matrix.

6. Except to the extent that considering any such charge would cause an award to fail to qualify for the performance-based exception under Section 162(m) of the Internal Revenue Code and except to the extent that the committee of the Board that the Board has established to assist in the administration of the Plan (the "Ad Hoc Committee") in its sole discretion determines that a charge or other expense that would otherwise qualify as a Special Charge shall not be considered a Special Charge, "Special Charges" consist of restructuring reserve charges, non-recurring charges and non-comparable charges. Restructuring reserve charges include those costs that can be accrued in accordance with GAAP at the time a restructuring plan is adopted. Non-recurring charges consist of restructuring related charges such as the write-off of inventory or transition costs that are incurred as a result of a restructuring plan and will benefit future operations, as well as non-restructuring related charges that are considered non-recurring in nature. Non-comparable charges consist of costs that do not qualify for restructuring reserve or non-recurring charge treatment but are considered one-time, unusual charges and are reflected as such in the Company's publicly disclosed earnings release for the relevant period. To the extent terms used above have meanings under U.S. GAAP, such meanings shall control.

7. Except to the extent that doing so would cause an award to fail to qualify for the performance-based exception under Section 162(m) of the Internal Revenue Code, the threshold, target and maximum goals for revenue growth and RONAEBIT will be adjusted upward or downward as appropriate to eliminate the effects of acquisitions and divestitures subject to the following.

     (a) There will be adjustments only where there is an acquisition or divestiture (or a combination of multiple acquisitions or divestitures) of a subsidiary, division or other business unit that had revenues during its last full fiscal year equal to 1% or more of the Company's budgeted consolidated net sales during the year the acquisition or divestiture occurs as reflected in the Company's overall final budget as of the commencement of the year as presented to the Company's Board of Directors at its January meeting (the "Final Budget").

     (b) Adjustments to Revenue Goals. If an acquisition occurs in 2003 or 2004, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix upward by an amount that is at least equal to the projected revenue for the acquired business in 2005 as reflected in the financial projections for the acquired business used as the basis for approval of the Company's acquisition purchase price decision by the Company's Board of Directors or the highest authority within the Company approving that decision (the "Pricing Projections"). If an acquisition occurs in 2005, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix upward by an amount that is at least equal to the projected revenue for the acquired business in 2005, as reflected in the Pricing Projections for the acquired business, multiplied by a fraction representing the portion of fiscal 2005 occurring after the acquisition. If a divestiture occurs in 2003 or 2004, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix downward by an amount that is no greater than the budgeted revenue for the divested business in 2005 as reflected in the Final Budget as of the commencement of fiscal year in which the divestiture occurred. If a divestiture occurs in 2005, then the Ad Hoc Committee will adjust the net sales amounts set forth on the vesting matrix downward on a pro rata basis by an amount that is no greater than the budgeted revenue for the divested business in 2005, as reflected in the Final Budget as of the commencement of fiscal 2005, multiplied by a fraction representing the portion of fiscal 2005 occurring after the divestiture.

     (c) Adjustments to RONAEBIT Goals. If there is an acquisition or divestiture, then the RONAEBIT percentages on the vesting matrix will be recalculated by dividing the adjusted EBIT by the adjusted net assets (on an annualized basis). The Company's unadjusted EBIT will be estimated as an amount equal to the product obtained by multiplying the net assets as of the close of fiscal 2002 by the RONAEBIT percentage on the vesting matrix.

          For an acquisition, the Company's unadjusted EBIT will be adjusted upward by an amount determined by the Ad Hoc Committee that is at least equal to the projected EBIT for the acquired business for the remaining term of the plan cycle, as reflected in the Pricing Projections for the acquired business, divided by the total number of years in the plan cycle. For an acquisition, the Company's net assets as of the close of fiscal 2002 will be adjusted upward by an amount determined by the Ad Hoc Committee that is no greater than the projected average net assets of the acquired business for the remaining term of the plan cycle, as reflected in the Pricing Projections for the acquired business, multiplied by the number of months remaining in the plan cycle and divided by the total number of months in the plan cycle.

          For a divestiture, the Company's unadjusted EBIT will be adjusted downward by an amount determined by the Ad Hoc Committee that is no greater than the budgeted EBIT for the divested business for the year in which the divestiture occurs as reflected in the Final Budget as of the commencement of such year multiplied by the number of months remaining in the plan cycle divided by the total number of months in the plan cycle. For a divestiture, the Company's net assets as of the close of fiscal 2002 will be adjusted downward by an amount determined by the Ad Hoc Committee that is at least equal to the budgeted net assets for the divested business for the year in which the divestiture occurs as reflected in the Final Budget as of the commencement of such year multiplied by the number of months remaining in the plan cycle divided by the total number of months in the plan cycle.